EXHIBIT 99.1

News Release

Media Relations:	Investor Relations:
Jim Vitak	Eric Boni
(614) 790-3715	(859) 815-4454
jevitak@ashland.com	enboni@ashland.com

FOR IMMEDIATE RELEASE
Jan. 26, 2010

Ashland Inc. reports fiscal first-quarter EPS
from continuing operations of 97 cents

COVINGTON, Ky. – Ashland Inc. (NYSE: ASH) today announced preliminary(1) results for the quarter ended Dec. 31, 2009, the first quarter of its 2010 fiscal year.

First Quarter Highlights

(in millions except per-share amounts)	Quarter Ended Dec. 31, 2009	Quarter Ended Dec. 31, 2008
Operating income (loss)	$146	$(7)
Adjusted pro forma EBITDA*	226	147

Diluted earnings (loss) per share (EPS)
From continuing operations	$0.97	$(1.73)
Less: key items*	0.08	(1.98)
Add: Hercules' results prior to acquisition	-	0.11
Adjusted*	$0.89	$0.36

Cash flows provided by operating activities from continuing operations	$35	$74
Free cash flow*	8	30

* See Tables 5, 6 and 7 for definitions and U.S. GAAP reconciliations.

Fiscal First-Quarter Results
For its 2010 first quarter, Ashland reported sales of $2,020 million, operating income of $146 million and net income of $86 million ($1.10 per share). Net income benefited by $10 million aftertax (13 cents per share) from discontinued operations. Cash flows provided by operating activities from continuing operations amounted to $35 million and included a $163 million use of cash for operating assets and liabilities, primarily working capital. On Nov. 13, 2008, Ashland completed the acquisition of Hercules Incorporated, affecting the comparability of reported results versus the same prior-year period.

Adjusted Pro Forma Results
Adjusting for the impact of key items in both the current and prior year and including Hercules’ results as if the acquisition had been completed on Oct. 1, 2008, Ashland’s results for the December 2009 quarter versus the December 2008 quarter would have been as follows:
•	pro forma sales declined 10 percent from $2,233 million to $2,020 million;
•	adjusted pro forma operating income increased 97 percent from $74 million to $146 million; and
•	adjusted pro forma earnings before interest, taxes, depreciation and amortization (EBITDA) increased 54 percent from $147 million to $226 million.

Key Items
For the December 2009 quarter, discrete income tax effects resulted in a net benefit to earnings of $6 million, or 8 cents per share. In the year-ago quarter, key items negatively affected EPS by $1.98. Refer to Table 5 of the accompanying financial statements for details of key items in both periods.
Results also included noncash intangible amortization expense of $18 million pretax (15 cents negative EPS impact) in the December 2009 quarter and $13 million pretax (12 cents negative EPS impact) in the December 2008 quarter. Amounts in both periods primarily reflect the addition of intangible assets from the Hercules acquisition.

Performance Summary
Commenting on Ashland’s adjusted pro forma results for the December quarter, Chairman and Chief Executive Officer James J. O’Brien said, “I continue to be encouraged by Ashland’s delivery of profit improvement in the face of a challenging demand environment. We increased EBITDA by more than 50 percent versus the year-ago December quarter. Modest growth in underlying demand, gross margin increases in all of our commercial units, and our continued focus on cost reductions contributed to this improved performance.”
O’Brien continued, “Through our aggressive cost-cutting efforts initiated early in the recession, we have positioned Ashland to perform well in an improving demand environment. I am pleased that, during the December quarter, we achieved $405 million of run-rate cost reductions, exceeding the $400 million target for our program.”
Commenting on the performance of Ashland’s commercial units, O’Brien said, “Record first-quarter EBITDA from Ashland Consumer Markets, which is our Valvoline business, and Ashland Hercules Water Technologies highlighted the quarter. Ashland Aqualon Functional Ingredients is also demonstrating improved profitability despite the mixed global demand environment. We are also seeing early volume improvements in Ashland Performance Materials and Ashland Distribution, which are starting to drive sequential earnings improvements in both of these businesses.”

Business Performance
In order to aid understanding of Ashland’s ongoing business performance, the results of Ashland’s business segments are presented on an adjusted pro forma basis as described under the heading “Adjusted Pro Forma Results” and reconciled to GAAP in Table 6 of this news release.
Ashland Aqualon Functional Ingredients recorded sales of $210 million in the December 2009 quarter, 9 percent below the year-ago quarter. Metric tons sold declined 16 percent. Excluding the volume associated with a renegotiated supply contract in the oil-field sector from the prior-year period, the decline would have been 6 percent on a comparable basis. The construction and energy markets continued to be weak, with Functional Ingredients’ volumes in both markets down 20 percent versus the year-ago quarter. Both regulated industries and the coatings additives business achieved solid growth, with volume increases of 8 percent and 13 percent, respectively. Growth in regulated industries was driven by the personal care sector, while new products continued to generate growth for the coatings additives business. Regionally, Functional Ingredients had greater than 30-percent volume growth in Asia Pacific and Latin America, while the more mature markets in Europe and North America declined 13 percent and 20 percent, respectively, on a comparable basis. Gross profit as a percent of sales of 33.7 percent showed a 470-basis-point improvement over the December 2008 quarter. Selling, general and administrative and research and development (SG&A) expenses were 5 percent above the prior-year quarter. In total, Functional Ingredients’ EBITDA in the December 2009 quarter increased 10 percent versus the prior December quarter, to $54 million, and represented 25.7 percent of sales.
Ashland Hercules Water Technologies’ sales declined 6 percent to $443 million for the December 2009 quarter as compared with the same year-ago quarter, while volumes were flat. Excluding the marine business sold in August 2009, sales in Latin America and Asia Pacific increased greater than 10 percent versus the December 2008 quarter, while Europe grew at 6 percent, and North American sales declined 5 percent. Gross profit as a percent of sales was 36.6 percent, a 660-basis-point improvement over the December 2008 quarter, primarily the result of lower manufacturing and raw material costs. The growth in gross profit percentage was broad-based and included significant increases in nearly all markets and regions. SG&A expenses declined 5 percent. EBITDA of $63 million was 85 percent above the prior-year quarter and represented 14.2 percent of sales, a 700-basis-point improvement.
Ashland Performance Materials’ sales of $271 million declined 16 percent versus the same prior-year quarter, and volume per day declined 7 percent. Sequentially, volume improved 3 percent despite seasonal trends, as volumes sold into the marine and transportation markets grew 7 percent to 8 percent. Gross profit as a percent of sales increased 250 basis points over the prior-year quarter to 18.4 percent, due to lower manufacturing costs resulting from several previously announced plant shutdowns. A 9-percent reduction in SG&A expenses represents the cumulative effect of cost reductions taken during 2009. As a result, EBITDA was $21 million in the December 2009 quarter, up 17 percent over the year-ago December quarter, and EBITDA as a percent of sales increased 210 basis points to 7.7 percent.
Ashland Consumer Markets’ sales were $400 million, 3 percent above the December 2008 quarter. Total lubricant volume increased by 22 percent versus an unusually weak prior-year quarter. Same-store sales at Valvoline Instant Oil Change increased 4 percent over the prior year. Gross profit was 33.9 percent of sales in the December 2009 quarter versus 21.8 percent in the year-ago quarter and 35.5 percent in the September 2009 quarter. The sequential reduction was primarily due to higher raw material costs and lower private-label margins, partially offset by higher selling prices beginning in November. While SG&A expenses rose 10 percent over the year-ago quarter, largely the result of higher advertising expenses, SG&A declined 8 percent sequentially. Overall, Consumer Markets’ quarterly EBITDA was $76 million, as compared with $28 million in the year-ago quarter, and was slightly less than the $79 million earned in the seasonally stronger September 2009 quarter. EBITDA margins were 19.0 percent and 7.2 percent of sales in the December 2009 and 2008 quarters, respectively. The December 2009 quarter marks the fourth consecutive quarter with EBITDA margins above 18 percent.
Ashland Distribution’s sales for the December 2009 quarter declined 15 percent to $729 million. Volume per day decreased 8 percent versus the prior-year quarter. Sequentially, Distribution’s volume was down only 4 percent despite typical December-quarter seasonality. Gross profit as a percent of sales was 9.2 percent versus 8.6 percent in the prior December quarter. SG&A expenses declined 5 percent versus the prior-year quarter, as previously announced cost-reduction initiatives were partially offset by increased bad debt expense and currency translation. Margin improvements and SG&A expense reductions did not fully offset the impact of volume reductions. As a result, EBITDA declined 28 percent versus the prior-year December quarter, to $13 million, and was 1.8 percent of sales.

Outlook
Commenting on Ashland’s outlook, O’Brien said, “We believe we are starting to demonstrate our ability to generate the consistent earnings, gross margins and cash flows indicative of specialty chemicals companies. Each of our businesses is currently showing some signs of demand improvement and stable or improving margins. Although raw material cost increases may well occur during the fiscal year, our continued emphasis on pricing and cost management should support both increased profitability and growth as the economy recovers.”

Conference Call Webcast
Today at 9 a.m. EST, Ashland will provide a live webcast of its first-quarter conference call with securities analysts. The webcast will be accessible through Ashland’s website, www.ashland.com. Following the live event, an archived version of the webcast will be available for 12 months at http://investor.ashland.com.

Use of Non-GAAP Measures
This news release includes certain non-GAAP measures. Such measurements are not prepared in accordance with generally accepted accounting principles (GAAP) and should not be construed as an alternative to reported results determined in accordance with GAAP. Management believes the use of such non-GAAP measures assists investors in understanding the ongoing operating performance of the company and its segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported GAAP results in Tables 5, 6 and 7 of the financial statements provided below.

About Ashland
Ashland Inc. (NYSE: ASH) provides specialty chemical products, services and solutions for many of the world’s most essential industries. Serving customers in more than 100 countries, it operates through five commercial units: Ashland Aqualon Functional Ingredients, Ashland Hercules Water Technologies, Ashland Performance Materials, Ashland Consumer Markets (Valvoline) and Ashland Distribution. To learn more about Ashland, visit www.ashland.com.

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Forward-Looking Statements
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions, including those mentioned within this news release. Performance estimates are also based upon internal forecasts and analyses of current and future market conditions and trends; management plans and strategies; operating efficiencies and economic conditions; and legal proceedings and claims (including environmental and asbestos matters). Other risks and uncertainties include those associated with Ashland’s integration of Hercules Incorporated businesses; Ashland’s substantial indebtedness; the restrictive covenants under Ashland’s debt instruments; Ashland’s ability to repay the debt with future cash flow; and other risks and uncertainties that are described in filings made by Ashland with the Securities and Exchange Commission, including its most recent Form 10-K, which are available on Ashland’s website at http://investor.ashland.com or at www.sec.gov. Ashland believes its expectations are reasonable, but cannot assure they will be achieved. Forward-looking information may prove to be inaccurate, and actual results may differ significantly from those anticipated. Ashland is not obligated to subsequently update or revise the forward-looking statements made in this news release.

(1) Preliminary Results
Financial results are preliminary until Ashland’s quarterly report on Form 10-Q is filed with the U.S. Securities and Exchange Commission.

Ashland Inc. and Consolidated Subsidiaries		Table 1
STATEMENTS OF CONSOLIDATED INCOME
(In millions except per share data - preliminary and unaudited)
	Three months ended
	December 31
	2009	2008	(d)

SALES	$2,020	$1,966

COSTS AND EXPENSES
Cost of sales (a)	1,534	1,641
Selling, general and administrative expenses (a)	334	317
Research and development expenses (b)	20	27
	1,888	1,985
EQUITY AND OTHER INCOME	14	12

OPERATING INCOME (LOSS)	146	(7)
Net interest and other financing expense	(41)	(28)
Net gain on divestitures	-	1
Other expenses (c)	-	(86)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	105	(120)
Income tax expense (benefit)	29	(1)
INCOME (LOSS) FROM CONTINUING OPERATIONS	76	(119)
Income from discontinued operations (net of income taxes)	10	-
NET INCOME (LOSS)	$86	$(119)

DILUTED EARNINGS PER SHARE
Income (loss) from continuing operations	$.97	$(1.73)
Income from discontinued operations	.13	-
Net income (loss)	$1.10	$(1.73)

AVERAGE COMMON SHARES AND ASSUMED CONVERSIONS	78	69

SALES
Functional Ingredients	$210	$119
Water Technologies	443	318
Performance Materials	271	324
Consumer Markets	400	388
Distribution	729	853
Intersegment sales	(33)	(36)
	$2,020	$1,966
OPERATING INCOME (LOSS)
Functional Ingredients	$27	$(7)
Water Technologies	39	(6)
Performance Materials	8	5
Consumer Markets	67	19
Distribution	6	10
Unallocated and other	(1)	(28)
	$146	$(7)

(a)
The three months ended December 31, 2009 includes $2 million within the selling, general and administrative expenses caption for restructuring charges. The three months ended December 31, 2008 includes a $26 million severance charge within the selling, general and administrative expenses caption for the ongoing integration and reorganization from the Hercules acquisition and other cost reduction programs and a $21 million charge recorded within the cost of sales caption for a one-time fair value assessment of Hercules inventory as of the date of the transaction.

(b)
The three months ended December 31, 2008 includes a $10 million charge related to the valuation of the ongoing research and development projects at Hercules as of the merger date. In accordance with applicable U.S. GAAP and SEC accounting regulations, these purchased in-process research and development costs should be expensed upon acquisition.

(c)	The three months ended December 31, 2008 includes a $54 million loss on currency swaps related to the Hercules acquisition and a $32 million loss on auction rate securities.
(d)	Results from November 14, 2008 forward include operations acquired from Hercules Incorporated.

Ashland Inc. and Consolidated Subsidiaries		Table 2
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions - preliminary and unaudited)

	December 31
	2009	2008
ASSETS
Current assets
Cash and cash equivalents	$406	$222
Accounts receivable	1,289	1,499
Inventories	593	688
Deferred income taxes	101	103
Other current assets	32	121
Current assets held for sale	46	88
	2,467	2,721

Noncurrent assets
Auction rate securities	126	225
Goodwill	2,213	2,100
Intangibles	1,182	1,328
Asbestos insurance receivable (noncurrent portion)	484	447
Deferred income taxes	100	-
Other noncurrent assets	585	639
Noncurrent assets held for sale	60	91
	4,750	4,830

Property, plant and equipment
Cost	3,451	3,429
Accumulated depreciation and amortization	(1,438)	(1,238)
	2,013	2,191

Total assets	$9,230	$9,742

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term debt	$28	$246
Current portion of long-term debt	50	94
Trade and other payables	834	871
Accrued expenses and other liabilities	439	505
Current liabilities held for sale	6	23
	1,357	1,739

Noncurrent liabilities
Long-term debt (noncurrent portion)	1,516	2,128
Employee benefit obligations	1,118	663
Asbestos litigation reserve (noncurrent portion)	906	807
Deferred income taxes	-	236
Other noncurrent liabilities	579	569
	4,119	4,403

Stockholders’ equity	3,754	3,600

Total liabilities and stockholders' equity	$9,230	$9,742

Ashland Inc. and Consolidated Subsidiaries		Table 3
STATEMENTS OF CONSOLIDATED CASH FLOWS
(In millions - preliminary and unaudited)
	Three months ended
	December 31
	2009	2008
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES FROM CONTINUING OPERATIONS
Net income (loss)	$86	$(119)
Income from discontinued operations (net of income taxes)	(10)	-
Adjustments to reconcile income (loss) from continuing operations to cash flows from operating activities
Depreciation and amortization	80	62
Debt issuance cost amortization	6	6
Purchased in-process research and development amortization	-	10
Deferred income taxes	26	13
Equity income from affiliates	(6)	(5)
Distributions from equity affiliates	5	2
Gain from sale of property and equipment	(2)	-
Stock based compensation expense	4	2
Stock contributions to qualified savings plans	9	-
Net gain on divestitures	-	(1)
Inventory fair value adjustment related to Hercules acquisition	-	21
Loss on currency swaps related to Hercules acquisition	-	54
Loss on auction rate securities	-	32
Change in operating assets and liabilities (a)	(163)	(3)
	35	74
CASH FLOWS PROVIDED (USED) BY INVESTING ACTIVITIES FROM CONTINUING OPERATIONS
Additions to property, plant and equipment	(21)	(38)
Proceeds from disposal of property, plant and equipment	3	2
Purchase of operations - net of cash acquired	-	(2,082)
Proceeds from sale of operations	-	7
Settlement of currency swaps related to Hercules acquisition	-	(95)
Proceeds from sales and maturities of available-for-sale securities	44	18
	26	(2,188)
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES FROM CONTINUING OPERATIONS
Proceeds from issuance of long-term debt	-	2,000
Repayment of long-term debt	(25)	(601)
Proceeds from/repayments of issuance of short-term debt	6	205
Debt issuance costs	-	(138)
Cash dividends paid	(6)	(6)
Proceeds from exercise of stock options	1	-
	(24)	1,460
CASH PROVIDED (USED) BY CONTINUING OPERATIONS	37	(654)
Cash provided by discontinued operations
Operating cash flows	13	5
Effect of currency exchange rate changes on cash and cash equivalents	4	(15)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	54	(664)
Cash and cash equivalents - beginning of year	352	886
CASH AND CASH EQUIVALENTS - END OF PERIOD	$406	$222

DEPRECIATION AND AMORTIZATION
Functional Ingredients	$27	$16
Water Technologies	24	16
Performance Materials	13	13
Consumer Markets	9	9
Distribution	7	8
	$80	$62
ADDITIONS TO PROPERTY, PLANT AND EQUIPMENT
Functional Ingredients	$10	$14
Water Technologies	3	5
Performance Materials	2	4
Consumer Markets	3	8
Distribution	-	1
Unallocated and other	3	6
	$21	$38

(a) Excludes changes resulting from operations acquired or sold.

Ashland Inc. and Consolidated Subsidiaries		Table 4
INFORMATION BY INDUSTRY SEGMENT
(In millions - preliminary and unaudited)
	Three months ended
	December 31
	2009	2008
FUNCTIONAL INGREDIENTS (a) (b)
Sales per shipping day	$3.4	$4.0
Metric tons sold (thousands)	37.4	24.4
Gross profit as a percent of sales	33.7%	15.7%
WATER TECHNOLOGIES (a) (b)
Sales per shipping day	$7.2	$5.1
Gross profit as a percent of sales	36.6%	30.3%
PERFORMANCE MATERIALS (a)
Sales per shipping day	$4.4	$5.2
Pounds sold per shipping day	4.0	4.3
Gross profit as a percent of sales	18.4%	15.9%
CONSUMER MARKETS (a)
Lubricant sales (gallons)	40.3	33.0
Premium lubricants (percent of U.S. branded volumes)	28.3%	27.1%
Gross profit as a percent of sales	33.9%	21.8%
DISTRIBUTION (a)
Sales per shipping day	$11.8	$13.8
Pounds sold per shipping day	14.3	15.5
Gross profit as a percent of sales	9.2%	8.6%

(a)	Sales are defined as net sales. Gross profit as a percent of sales is defined as sales, less cost of sales divided by sales.
(b)	Industry segment results from November 14, 2008 forward include operations acquired from Hercules Incorporated.

Ashland Inc. and Consolidated Subsidiaries	Table 5
RECONCILIATION OF NON-GAAP DATA - INCOME (LOSS) FROM CONTINUING OPERATIONS
(In millions - preliminary and unaudited)

	Three Months Ended December 31, 2009

	Functional	Water	Performance	Consumer		Unallocated
	Ingredients	Technologies	Materials	Markets	Distribution	& Other	Total
OPERATING INCOME (LOSS)
All other operating income (loss)	$27	$39	$8	$67	$6	$(1)	$146

NET INTEREST AND OTHER FINANCING EXPENSE						(41)	(41)

INCOME TAX EXPENSE (BENEFIT)
Discrete tax matters						(6)	(6)
All other income tax expense						35	35
						29	29

INCOME (LOSS) FROM CONTINUING OPERATIONS	$27	$39	$8	$67	$6	$(71)	$76

	Three Months Ended December 31, 2008

	Functional	Water	Performance	Consumer		Unallocated
	Ingredients	Technologies	Materials	Markets	Distribution	& Other	Total
OPERATING INCOME (LOSS)
Severance	$-	$(2)	$-	$-	$-	$(24)	$(26)
Inventory fair value adjustment	(14)	(7)	-	-	-	-	(21)
Purchased in-process research and development expense	(5)	(5)	-	-	-	-	(10)
All other operating income (loss)	12	8	5	19	10	(4)	50
Operating income	(7)	(6)	5	19	10	(28)	(7)

NET GAIN ON DIVESTITURES						1	1

NET INTEREST AND OTHER FINANCING EXPENSE						(28)	(28)

OTHER EXPENSES
Loss on currency swaps related to Hercules acquisition						(54)	(54)
Loss on auction rate securities						(32)	(32)
						(86)	(86)
INCOME TAX EXPENSE (BENEFIT)
Discrete tax matters						25	25
All other income tax expense						(26)	(26)
						(1)	(1)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(7)	$(6)	$5	$19	$10	$(140)	$(119)

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON-GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2010 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary ASHLAND AQUALON FUNCTIONAL INGREDIENTS Three Months Ended December 31, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$210		$210
Cost of sales	139		139
Gross profit as a percent of sales	33.7%		33.7%
SG&A expenses (includes research and development)	44		44
Equity and other income	-		-
Operating income	27		27
Operating income as a percent of sales	12.9%		12.9%
Depreciation and amortization	27		27
Earnings before interest, taxes, depreciation and amortization	$54	$-	$54
EBITDA as a percent of sales	25.7%		25.7%

RECONCILIATION OF 2010 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary ASHLAND HERCULES WATER TECHNOLOGIES Three Months Ended December 31, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$443		$443
Cost of sales	281		281
Gross profit as a percent of sales	36.6%		36.6%
SG&A expenses (includes research and development)	123		123
Equity and other income	-		-
Operating income	39		39
Operating income as a percent of sales	8.8%		8.8%
Depreciation and amortization	24		24
Earnings before interest, taxes, depreciation and amortization	$63	$-	$63
EBITDA as a percent of sales	14.2%		14.2%

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON-GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2010 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary ASHLAND PERFORMANCE MATERIALS Three Months Ended December 31, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$271		$271
Cost of sales	221		221
Gross profit as a percent of sales	18.4%		18.4%
SG&A expenses (includes research and development)	48		48
Equity and other income	6		6
Operating income	8		8
Operating income as a percent of sales	3.0%		3.0%
Depreciation and amortization	13		13
Earnings before interest, taxes, depreciation and amortization	$21	$-	$21
EBITDA as a percent of sales	7.7%		7.7%

RECONCILIATION OF 2010 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary ASHLAND CONSUMER MARKETS Three Months Ended December 31, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$400		$400
Cost of sales	264		264
Gross profit as a percent of sales	33.9%		33.9%
SG&A expenses (includes research and development)	76		76
Equity and other income	7		7
Operating income	67		67
Operating income as a percent of sales	16.8%		16.8%
Depreciation and amortization	9		9
Earnings before interest, taxes, depreciation and amortization	$76	$-	$76
EBITDA as a percent of sales	19.0%		19.0%

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON-GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2010 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary ASHLAND DISTRIBUTION Three Months Ended December 31, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$729		$729
Cost of sales	662		662
Gross profit as a percent of sales	9.2%		9.2%
SG&A expenses (includes research and development)	62		62
Equity and other income	1		1
Operating income	6		6
Operating income as a percent of sales	0.8%		0.8%
Depreciation and amortization	7		7
Earnings before interest, taxes, depreciation and amortization	$13	$-	$13
EBITDA as a percent of sales	1.8%		1.8%

RECONCILIATION OF 2010 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary INTERSEGMENT SALES/ UNALLOCATED AND OTHER Three Months Ended December 31, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$(33)		$(33)
Cost of sales	(33)		(33)
SG&A expenses (includes research and development)	1		1
Equity and other income	-		-
Operating income	(1)		(1)
Depreciation and amortization	-		-
Earnings before interest, taxes, depreciation and amortization	$(1)	$-	$(1)

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON-GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2010 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary ASHLAND INC. Three Months Ended December 31, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$2,020		$2,020
Cost of sales	1,534		1,534
Gross profit as a percent of sales	24.1%		24.1%
SG&A expenses (includes research and development)	354		354
Equity and other income	14		14
Operating income	146		146
Operating income as a percent of sales	7.2%		7.2%
Depreciation and amortization	80		80
Earnings before interest, taxes, depreciation and amortization	$226	$-	$226
EBITDA as a percent of sales	11.2%		11.2%

RECONCILIATION OF 2009 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary ASHLAND AQUALON FUNCTIONAL INGREDIENTS Three Months Ended December 31, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Nonrecurring Purchase Accounting Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$119	$112			$231
Cost of sales	101	77	$(14)		164
Gross profit as a percent of sales	15.7%	31.3%			29.0%
SG&A expenses (includes research and development)	27	20	(5)		42
Equity and other income	2	-			2
Operating income	(7)	15	19		27
Operating income as a percent of sales	-5.9%	13.4%			11.7%
Depreciation and amortization	21	6	(5)		22
Earnings before interest, taxes, depreciation and amortization	$14	$21	$14		$49
EBITDA as a percent of sales	11.8%	18.8%			21.2%
(a) Certain nonrecurring, noncash or key items have been removed.

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON-GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2009 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary ASHLAND HERCULES WATER TECHNOLOGIES Three Months Ended December 31, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Nonrecurring Purchase Accounting Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$318	$155			$473
Cost of sales	222	116	$(7)		331
Gross profit as a percent of sales	30.3%	25.2%			30.0%
SG&A expenses (includes research and development)	102	34	(5)	$(2)	129
Equity and other income	-	-			-
Operating income	(6)	5	12	2	13
Operating income as a percent of sales	-1.9%	3.2%			2.7%
Depreciation and amortization	21	5	(5)	-	21
Earnings before interest, taxes, depreciation and amortization	$15	$10	$7	$2	$34
EBITDA as a percent of sales	4.7%	6.5%			7.2%

RECONCILIATION OF 2009 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary ASHLAND PERFORMANCE MATERIALS Three Months Ended December 31, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Nonrecurring Purchase Accounting Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$324				$324
Cost of sales	272				272
Gross profit as a percent of sales	15.9%				15.9%
SG&A expenses (includes research and development)	53				53
Equity and other income	6				6
Operating income	5				5
Operating income as a percent of sales	1.5%				1.5%
Depreciation and amortization	13				13
Earnings before interest, taxes, depreciation and amortization	$18				$18
EBITDA as a percent of sales	5.6%				5.6%
(a) Certain nonrecurring, noncash or key items have been removed.

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON-GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2009 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary ASHLAND CONSUMER MARKETS Three Months Ended December 31, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Nonrecurring Purchase Accounting Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$388				$388
Cost of sales	303				303
Gross profit as a percent of sales	21.8%				21.8%
SG&A expenses (includes research and development)	69				69
Equity and other income	3				3
Operating income	19				19
Operating income as a percent of sales	4.9%				4.9%
Depreciation and amortization	9				9
Earnings before interest, taxes, depreciation and amortization	$28				$28
EBITDA as a percent of sales	7.2%				7.2%

RECONCILIATION OF 2009 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary ASHLAND DISTRIBUTION Three Months Ended December 31, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Nonrecurring Purchase Accounting Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$853				$853
Cost of sales	779				779
Gross profit as a percent of sales	8.6%				8.6%
SG&A expenses (includes research and development)	65				65
Equity and other income	1				1
Operating income	10				10
Operating income as a percent of sales	1.2%				1.2%
Depreciation and amortization	8				8
Earnings before interest, taxes, depreciation and amortization	$18				$18
EBITDA as a percent of sales	2.1%				2.1%
(a) Certain nonrecurring, noncash or key items have been removed.

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON-GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2009 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary INTERSEGMENT SALES/ UNALLOCATED AND OTHER Three Months Ended December 31, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Nonrecurring Purchase Accounting Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$(36)				$(36)
Cost of sales	(36)				(36)
SG&A expenses (includes research and development)	28			$(24)	4
Equity and other income	-	$4			4
Operating income	(28)	4		24	-
Depreciation and amortization	-				-
Earnings before interest, taxes, depreciation and amortization	$(28)	$4		$24	$-

RECONCILIATION OF 2009 FISCAL FIRST QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary ASHLAND INC. Three Months Ended December 31, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Nonrecurring Purchase Accounting Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales	$1,966	$267			$2,233
Cost of sales	1,641	193	$(21)	$-	1,813
Gross profit as a percent of sales	16.5%	27.7%			18.8%
SG&A expenses (includes research and development)	344	54	(10)	(26)	362
Equity and other income	12	4			16
Operating income	(7)	24	31	26	74
Operating income as a percent of sales	-0.4%	9.0%			3.3%
Depreciation and amortization	72	11	(10)	-	73
Earnings before interest, taxes, depreciation and amortization	$65	$35	$21	$26	$147
EBITDA as a percent of sales	3.3%	13.1%			6.6%
(a) Certain nonrecurring, noncash or key items have been removed.

Ashland Inc. and Consolidated Subsidiaries		Table 7
RECONCILIATION OF NON-GAAP DATA - FREE CASH FLOW
(In millions - preliminary and unaudited)
	Three months ended
	December 31
	2009	2008

Total cash flows provided by operating activities from continuing operations	$35	$74
Less:
Additions to property, plant and equipment	(21)	(38)
Cash dividends paid	(6)	(6)
Free cash flows	$8	$30